UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2026

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive, Suite 220 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(984) 884-6030
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Note Purchase Agreement

On April 2, 2026, Opus Genetics, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries as guarantors, entered into a senior secured note purchase agreement (the “Note Purchase Agreement”) with OPCM SA LLC, as purchaser agent (“Purchaser Agent”), and certain purchasers party thereto (the “Purchasers”). Capitalized terms used but not defined herein have the meanings given to such terms in the Note Purchase Agreement.

The Note Purchase Agreement provides for, among other things, the issuance of up to $155 million of senior secured notes (the “Notes”), of which the Purchasers have committed to purchase $105 million and the remaining $50 million is uncommitted. The issuance and purchase of each tranche of Notes is subject to the satisfaction of customary funding conditions and, in certain cases, achievement of certain pre-determined milestones. An initial tranche of $35 million will be funded at the initial closing following the effective date of the Note Purchase Agreement, which is expected to occur on April 20, 2026 (the “First Purchase Date”). A second tranche of $35 million will be available at the Company’s option until April 2, 2027. A third tranche (the “Third Tranche”) of $25 million will be funded upon the FDA Application Acceptance Date for OPGx-LCA5 on or prior to March 31, 2028. A fourth tranche of $10 million will be available, (a) at the Company’s option, if the FDA Approval Date for OPGx-LCA5 has occurred or, (b) at the Purchaser Agent’s option, if the Third Tranche has not been funded (whether or not the FDA Application Acceptance Date or FDA Approval Date has occurred), in each case, on or prior to March 31, 2028. An additional $50 million of uncommitted financing (separated into two equal tranches of $25 million) will be available upon the request of the Company but subject to the approval of each Purchaser in its sole discretion until December 31, 2027.

The Notes mature on April 2, 2033 (the “Maturity Date”) and bear interest at a rate per annum equal to Term SOFR  for the three-month interest period (subject to a 3.68% floor) plus the Applicable Margin, payable quarterly. Interest payable on the first eight interest payment dates following the effective date of the Note Purchase Agreement shall be payable as follows: 50% of the interest owed for each applicable period shall be paid in kind and the remaining 50% of interest owed for such applicable period shall be paid in cash. Thereafter, 100% of the interest owed for each applicable period shall be paid in cash. The company shall make a payment of principal on each outstanding Note on the sixth anniversary of the First Purchase Date in an amount equal to half of the aggregate principal amount of such Notes outstanding on such date, with the remaining balance payable on the Maturity Date.

Pursuant to the Note Purchase Agreement, any Purchaser may, at any time and from time to time prior to the date that is eighteen months after the effective date of the Note Purchase Agreement, elect to convert up to 10% in the aggregate of the principal amount of such Purchaser’s Notes then outstanding (the “Conversion Amount”) into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  The number of Conversion Shares issuable upon such conversion shall be equal to the Conversion Amount divided by $6.72. Upon any such conversion, an aggregate principal amount of Notes equal to the Conversion Amount shall be deemed paid and satisfied in full and shall cease to accrue interest.  Any interest accrued and unpaid through and including the date of such conversion shall remain outstanding and shall be payable in cash on the next interest payment date (or, if the Company and the Purchasers so elect in writing, shall be convertible into Conversion Shares).

The Company may voluntarily prepay the Notes in full at any time subject to a prepayment premium. Moreover, a prepayment premium may also be payable by the Company upon the occurrence of, (i) at any time prior to the first anniversary of the First Purchase Date, an acceleration of the obligations under the Note Purchase Agreement following an event of default (other than a change of control) or, (ii) at any time prior to the date that is eighteen months after the First Purchase Date, a change of control of the Company that is not otherwise consented to by the Purchasers holding a majority of the outstanding Notes. The Company is required to make mandatory prepayments of the Notes with net cash proceeds from insurance proceeds or condemnation awards, in each case, subject to certain exceptions and reinvestment rights.

The obligations of the Company under the Note Purchase Agreement are guaranteed by certain of its existing subsidiaries and are required to be guaranteed by subsequently acquired or organized subsidiaries, subject to certain exceptions (collectively, the “Guarantors”). The obligations of the Company under the Note Purchase Agreement and the related guarantees thereunder are secured, subject to customary permitted liens and other agreed upon exceptions, by (a) a pledge of all of the equity interests of the Company’s and the Guarantors’ direct subsidiaries, and (b) a perfected security interest in substantially all of the Company’s and the Guarantors’ tangible and intangible assets.

The Note Purchase Agreement contains customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, investments, mergers, dispositions, prepayment of other indebtedness, compliance with laws and material agreements, and dividends and other distributions, subject to certain exceptions.

The Note Purchase Agreement contains events of default which are customary for financings of this type, in certain circumstances subject to customary cure periods. Following an event of default and any cure period, if applicable, the Purchaser Agent will have the right upon notice to terminate any undrawn commitments and may accelerate all amounts outstanding under the Note Purchase Agreement, in addition to other remedies available to it as a secured creditor of the Company.

The foregoing description of the Note Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference in its entirety.

Stock Purchase and Conversion Agreement

On April 2, 2026, the Company entered into a stock purchase and conversion agreement (the “Purchase and Conversion Agreement”) with the Purchasers providing for the issuance of an aggregate of 1,116,070 shares (the “Purchase Shares”) of its Common Stock at a price per share equal to $4.48 (the “Per Share Purchase Price”), for an aggregate purchase price of $4,999,994.  The Purchase and Conversion Agreement also provides the Purchasers with an option to acquire additional Purchase Shares (the “Option Shares”) at a price per share equal to $0.0001 (subject to adjustment as set forth in the Purchase and Conversion Agreement, the “Per Share Exercise Price”) in the event that prior to October 2, 2026, the Company issues shares of Common Stock (or instruments exercisable for or convertible into shares of Common Stock) at an effective sale price per share below the Per Share Purchase Price, subject to certain exceptions (a “Dilutive Equity Round”).  The number of Option Shares issuable upon exercise of such option will be such that, accounting for the sale and issuance of the Option Shares, the weighted average of the Per Share Purchase Price and Per Share Exercise Price for all Purchase Shares (including Option Shares) issued pursuant to the Purchase and Conversion Agreement, taken together, shall equal the lowest effective sale price per share paid in cash by third party investors to the Company for its Common Stock issued by the Company in such Dilutive Equity Round.  The Purchase Shares are being issued, and any Conversion Shares will be issued, to the Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) of the Securities Act.

The closing of the issuance of the Purchase Shares is expected to close on April 20, 2026, subject to the satisfaction of customary closing conditions.

The Purchase and Conversion Agreement obligates the Company to register the resale of the Purchase Shares and the Conversion Shares under the Securities Act. The Company is required to prepare and file a shelf registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within thirty days after the date of the Purchase and Conversion Agreement, and to cause the registration statement to be declared effective promptly and no later than the earlier of (a) sixty days after the filing date of the Registration Statement in the event of a “review” by the SEC, and (b) the fifth business day after receiving a “no review” notification from the SEC.

The Purchase and Conversion Agreement also includes customary representations, warranties and covenants by the parties to the agreement.  The foregoing description of the Purchase and Conversion Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Conversion Agreement, the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

A press release announcing the Company’s entry into the Note Purchase Agreement and Purchase and Conversion Agreement was issued by the Company on April 6, 2026. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the intended use of proceeds of the Private Placement and other statements relating to the Private Placement. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “designed”, “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,”, “strive”, “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to the Company. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions. Actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, without limitation, risks and uncertainties associated with the consummation of the Private Placement, uncertainties related to market conditions, the satisfaction of customary closing conditions, the completion of the Private Placement on the anticipated terms or at all, general economic conditions and other risks identified from time to time in the reports the Company files with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities or the solicitation of any vote or approval with respect to the transactions discussed herein. No offer of securities shall be made except by means of a prospectives meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Note Purchase Agreement, by and among Opus Genetics, Inc., the Purchaser Agent and the Purchasers.

10.2	Stock Purchase and Conversion Agreement, by and among Opus Genetics, Inc. and the Purchasers.

99.1	Press Release dated as of April 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.

Date: April 6, 2026	By:	/s/ Dr. George Magrath
	Name:	Dr. George Magrath
	Title:	Chief Executive Officer